UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2017
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The Federal Home Loan Bank of Indianapolis (the “Bank”) obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation of the Federal Housing Finance Agency the joint and several obligations of the eleven Federal Home Loan Banks. Consolidated obligations are sold to the public through the Office of Finance, a joint office of the Federal Home Loan Banks, using authorized security dealers. Consolidated obligations are backed only by the financial resources of the eleven Federal Home Loan Banks and are not guaranteed by the United States government.
Schedule A sets forth all consolidated obligation bonds committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated. Schedule A also includes any consolidated bonds with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.
We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report, please note:

•	although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;

•
Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) into which we may enter or have entered as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;

•
Schedule A will not enable a reader to track changes in the total consolidated obligation bonds outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes (which have a maturity of one year or less) and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, satisfy called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission;

•
the principal amounts reported on Schedule A represent the par amount of the reported consolidated obligations, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions; and

•
Schedule A includes consolidated obligations that are issued on behalf of, or assumed by, the Bank as primary obligor, but does not include those that may be issued on behalf of other Federal Home Loan Banks as primary obligors.

Item 9.01. Financial Statements and Exhibits
Schedule A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2017

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/STEPHANIE L. LESNET
Stephanie L. Lesnet
First Vice President - Director of Financial Accounting, Reporting, and Policy

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Schedule A